UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 16, 2022

Emerson Electric Co.

____________________

(Exact Name of Registrant as Specified in Charter)

Missouri	1-278	43-0259330
(State or Other Jurisdiction of Incorporation)	(Commission	(I.R.S. Employer Identification Number)
File Number)

8000 West Florissant Avenue
St. Louis, Missouri	63136
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:

(314) 553-2000

____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock of $0.50 par value per share	EMR	New York Stock Exchange
NYSE Chicago
0.375% Notes due 2024	EMR 24	New York Stock Exchange
1.250% Notes due 2025	EMR 25A	New York Stock Exchange
2.000% Notes due 2029	EMR 29	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure

On May 16, 2022, Emerson Electric Co. (“Emerson”) issued a press release announcing the completion of the transactions contemplated by the Transaction Agreement and Plan of Merger, dated as of October 10, 2021, as amended by Amendment No. 1 to the Transaction Agreement and Plan of Merger, dated as of March 23, 2022 and Amendment No. 2 to the Transaction Agreement and Plan of Merger, dated as of May 3, 2022, by and among Emerson, Aspen Technology, Inc., a Delaware corporation (“Aspen”), EMR Worldwide Inc., a Delaware corporation and a wholly owned subsidiary of Emerson (“Emerson Sub”), Emersub CX, Inc., a Delaware corporation and a wholly owned subsidiary of Emerson Sub (“New AspenTech”), and Emersub CXI, Inc., a Delaware corporation and a direct wholly owned subsidiary of Emersub CX, Inc. (“Merger Sub”) (the “Transaction Agreement”). A copy of such press release is attached hereto as Exhibit 99.1 and is furnished herewith.

Item 8.01. Other Events

On May 16, 2022, Emerson completed the previously announced transactions contemplated by the Transaction Agreement. Pursuant to the Transaction Agreement, (i) Emerson contributed $6,014,000,000 in cash to New AspenTech in exchange for a number of shares of common stock, par value $0.0001 per share, of New AspenTech (“Common Stock”), (ii) Emerson Sub contributed Open Systems International, Inc. and the Geological Simulation Software business to New AspenTech in exchange for a number of shares of Common Stock, (iii) Merger Sub merged with and into Aspen, with Aspen as the surviving corporation and a direct wholly owned subsidiary of New AspenTech (the “Merger”), and (iv) each outstanding share of common stock of Aspen (with certain exceptions) was converted into the right to receive 0.42 shares of Common Stock and $87.69 in cash. As a result of the transactions contemplated by the Transaction Agreement, Emerson will beneficially own 55% of the outstanding shares of Common Stock (calculated on a fully diluted basis) and pre-Merger Aspen stockholders own the remaining outstanding shares of Common Stock. New AspenTech has been renamed Aspen Technology, Inc., and will be listed on NASDAQ with the ticker symbol AZPN.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description
99.1	Press release, dated May 16, 2022 issued by Emerson
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERSON ELECTRIC CO. (Registrant)

Date:	May 16, 2022	By:	/s/ John A. Sperino
John A. Sperino
Vice President and Assistant Secretary